Common Stock Split	12 Months Ended
Jan. 03, 2016
Supplemental Cash Flow Elements [Abstract]
Common Stock Split

Note 17. Common Stock Split

In April 2016, the Company filed a Certificate of Amendment to amend and restate the Company’s Certificate of Incorporation in the State of Delaware, effecting an 11.6181 for 1 common stock split. Each preferred and common stockholder’s percentage ownership and proportional voting power generally remained unchanged as a result of the stock split. All applicable share data, per share amounts and related information in the consolidated financial statements and notes thereto have been adjusted retroactively to give effect to the 11.6181 for 1 common stock split.